SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 14, 2006 (February 9, 2006)
JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (I.R.S. Employer Identification No.)

22619 Pacific Coast Highway Malibu, California (Address of principal executive offices)		90265 (Zip Code)
Registrant’s telephone number, including area code: (310) 456-7799
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
February 14, 2006
ITEMS IN FORM 8-K

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On February 9, 2006, we, through our wholly-owned subsidiaries, JPI/VII Acquisition Corp., a Delaware corporation (“JAKKS US”), and JPI CDI (HK) Limited, a Hong Kong corporation (“JAKKS HK”), acquired substantially all of the assets and the liabilities of Creative Designs International, Ltd., a Pennsylvania corporation (“CDI”), and Arbor Toys Company Limited, a Hong Kong corporation (together with CDI, the “Sellers”), two privately-held toy companies, pursuant to an Asset Purchase and Sale Agreement dated January 18, 2006 (the “Agreement”), by and among our Company, JAKKS HK, JAKKS US, the Sellers, and the stockholders of the Sellers, Geoffrey Greenberg and Stephanie Coe (the “Stockholders”).
     Consideration for the acquisition is up to $116.5 million, consisting of $93.3 million in cash, 150,000 shares of our common stock at a value of approximately $3.2 million and an earn-out of up to $20 million in cash through 2008, based on the achievement of certain financial performance criteria.
     The amount of consideration payable was determined as a result of arm’s length negotiations between the Stockholders and us. No prior material relationship existed between the Sellers or any Stockholder and us or any of our affiliates, any director or officer of our Company, or any associate of any such director or officer.
     We funded the cash payment component of the consideration for the acquisition, and expect to make any cash earn-out payments to Sellers, from our available working capital.
     We issued a press release on February 10, 2006 announcing the closing of this transaction, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as an exhibit hereto.
Item 9.01. Financial Statements and Exhibits.
     (a)     Financial Statements of Business Acquired

     The financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than May 27, 2006 (which is 71 days after the date this Form 8-K must be filed with the Commission).
     (b)     Pro Forma Financial Information
     The financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than May 27, 2006 (which is 71 days after the date this Form 8-K must be filed with the Commission).
     (d)     Exhibits

Exhibit
Number	Description

10.1	January 18, 2006 Asset Purchase and Sale Agreement by and among the Registrant, JPI CDI (HK) Limited, JPI/VII Acquisition Corp., Creative Designs International, Ltd., Arbor Toys Company Limited, Geoffrey Greenberg and Stephanie Coe(1)

99.1*	February 10, 2006 Press Release

*	Filed herewith.

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K dated January 24, 2006 and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2006	JAKKS PACIFIC, INC.
	By:	/s/ Jack Friedman
Jack Friedman
Chairman and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

10.1	January 18, 2006 Asset Purchase and Sale Agreement by and among the Registrant, JPI CDI (HK) Limited, JPI/VII Acquisition Corp., Creative Designs International, Ltd., Arbor Toys Company Limited, Geoffrey Greenberg and Stephanie Coe(1)

99.1*	February 10, 2006 Press Release

*	Filed herewith.

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K dated January 24, 2006 and incorporated herein by reference.